UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) October 21, 2014

RTI SURGICAL, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	0-31271	59-3466543
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

11621 Research Circle, Alachua, Florida	32615
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (386) 418-8888 not applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b) Departure of Director

On October 21, 2014, Julianne M. Bowler resigned from the board of directors of RTI Surgical, Inc. (the “Company”) effective immediately due to other commitments. Ms. Bowler’s decision to not stand for re-election to the Board was not based upon any disagreement with the Company on any matter relating to the Company’s operations, policies or practices as contemplated by Item 5.02(a) of Form 8-K.

(d) Election of Director

On October 21, 2014, the Company appointed Shirley A. Weis, president of Weis Associates, LLC and emerita Vice President & Chief Administration Officer of Mayo Clinic, to the Company’s board of directors effective immediately. She will be eligible for re-election at the 2015 annual meeting.

Ms. Weis will participate in the Company’s standard director compensation arrangements applicable to non-employee (pro rated for the period of her service as a director), which is currently: (i) an annual retainer of $40,000 and (ii) a grant of 8,535 shares of restricted stock.

Other than the compensation from the Company set forth in the above paragraph, no arrangement or understanding exists between Ms. Weis and any other persons, pursuant to which Ms. Weis was elected as a director. In addition, there are no transactions or proposed transactions, to which the Company is a party, or intended to be a party, in which Ms. Weis has, or will have, a material interest subject to disclosure under Item 404(a) of Regulation S-K.

Item 7.01 Regulation FD Disclosure.

On October 22, 2014, the Company issued a press release announcing the resignation of Ms. Bowler and the appointment of Ms. Weis. A copy of the press release is furnished as Exhibit 99.1 hereto and is incorporated herein by reference. The information furnished herewith pursuant to Item 7.01 of this Current Report, including Exhibit 99.1, shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section. The information furnished pursuant to Item 7.01 of this Current Report shall not be incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, whether made before or after the date of this Current Report, regardless of any general incorporation language in the filing.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits. The following exhibit is furnished herewith:

99.1	Press Release issued by the Company dated October 22, 2014.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RTI SURGICAL, INC.

Date: October 23, 2014	By:	/s/ Robert P. Jordheim
	Name:	Robert P. Jordheim
	Title:	Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

RTI Surgical, Inc.

Form 8-K Current Report

Exhibit Number	Description of Document

99.1	Press Release issued by the Company dated October 22, 2014.